                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
              METLIFE OF CT FUND UL II FOR VARIABLE LIFE INSURANCE

                  METLIFE VARIABLE SURVIVORSHIP LIFE INSURANCE

                         SUPPLEMENT DATED JULY 20, 2007
                                     TO THE
                  PROSPECTUS DATED MAY 2, 2005, AS SUPPLEMENTED

This supplement revises certain information contained in the April 30, 2007 prospectus supplement that we sent to you. You should read and retain this supplement.

1. The following information supplements, and to the extent inconsistent therewith, replaces the information contained in the table titled FUND FEES AND EXPENSES beginning on page 6 of the supplement:

                                   DISTRIBUTION                 TOTAL       CONTRACTUAL    NET TOTAL
                                      AND/OR                    ANNUAL      FEE WAIVER       ANNUAL
                     MANAGEMENT   SERVICE(12B-1)     OTHER    OPERATING   AND/OR EXPENSE   OPERATING
      FUND               FEE           FEES        EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
      ----           ----------   --------------   --------   ---------   --------------   ---------
JANUS ASPEN
SERIES -
SERVICE SHARES

   Global               0.64%          0.25%         0.21%      1.10%           --         1.10%(1)
      Technology
      Portfolio+

MET INVESTORS
SERIES TRUST
-- CLASS A(2)

   MFS(R) Value         0.73%            --          0.23%      0.96%           --         0.96%(3)
      Portfolio

   PIMCO                0.50%            --          0.05%      0.55%           --         0.55%
      Inflation
      Protected
      Bond
      Portfolio

      Pioneer           0.70%            --          0.12%      0.82%           --         0.82%(3,4)
         Strategic
         Income
         Portfolio

+ Not available under all Policies. Availability depends on Policy issue date.

(1). Other expenses include 0.02% of "Acquired Fund Fees and Expenses", which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(2). Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.

(3). Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that fee schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

(4). The Fund's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Fund's last fiscal year ended October 31, 2006.

2. The Funds identified below were erroneously listed under the Met Investors Series Trust in the table titled FUND FEES AND EXPENSES beginning on page 6 of the supplement. Each of the Funds is a portfolio of the Metropolitan Series Fund, Inc. Consequently, the last sentence in footnote (7) to the table is revised to correctly identify MetLife Advisers, LLC as the provider of asset allocation services to the Funds. The five relevant Funds are as follows:

     MetLife Aggressive Allocation Portfolio -- Class B
     MetLife Conservative Allocation Portfolio -- Class B
     MetLife Conservative to Moderate Allocation Portfolio -- Class B MetLife Moderate Allocation Portfolio -- Class B
     MetLife Moderate to Aggressive Allocation Portfolio-- Class B.


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